Exhibit 10.1

FIRST AMENDMENT

TO

ASSET PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of October 14, 2026, and amends that certain Asset Purchase Agreement, dated August 21, 2026 (the “Original Agreement”), by and among Montana Goldfields, Inc., a Delaware corporation (“MTGF”), Montana Tunnels Mining, Inc., a Delaware corporation (“MTMI” and, collectively with MTGF, “Sellers” and each a “Seller”) and Silver Bow Mining Corp., a British Columbia corporation (“SBMT”), and Silver Bow Tunnels Corp., a Montana corporation (“SBTC” and, collectively with SBMT, “Buyers” and each a “Buyer”). Sellers and Buyers are sometimes referred to in this Amendment, individually, as a “Party” and, collectively, as the “Parties.”

RECITALS:

A.                 Buyers and Sellers are parties to the Original Agreement, pursuant to which Sellers agreed to sell and Buyers agreed to purchase certain assets and rights comprising the Montana Tunnels Mine located in Jefferson County, Montana (the “Montana Tunnels Mine”) and the Diamond Hill Mill (the “Diamond Hill Mill”), including all related mineral and real property interests, improvements, tangible personal property, water rights and permits, books and records, intellectual property and other assets as described therein as the Purchased Assets.

B.                 In accordance with Section 10.11 of the Original Agreement, the Parties desire to amend the Original Agreement pursuant to the terms and conditions set forth in this Amendment.

AGREEMENT:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1.                   Definitions. All capitalized terms used in this Amendment but not otherwise defined herein shall have the respective meanings given to such terms in the Original Agreement. From and after the date of this Amendment, each reference in the Original Agreement to “this Agreement,” “hereof,” “hereunder” or words of like import, and each reference to the “Agreement” in this Amendment, shall mean the Original Agreement as amended by this Amendment.

2.                   Amendment to Section 1.1. The definition of "Outside Date" in Section 1.1 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

"Outside Date" means the date that is 60 days following delivery by the Sellers to the Buyers of the audited financial statements of MTMI for its last two fiscal years in form satisfactory for inclusion in the Proxy Statement as required under Section 5.17 of the Original Agreement.

3.                   Amendment to Section 5.4. The first sentence of Section 5.4 of the Original Agreement is hereby amended and restated as follows:

As promptly as reasonably practicable (and in any event within 5 Business Days following the date the Sellers deliver to the Buyers the audited financial statement of MTMI for its last two fiscal years in form satisfactory for inclusion in the Proxy Statement as required by Section 5.17 of the Original Agreement, SBMT shall prepare and file with the Commission, in preliminary form, a proxy statement relating to a meeting of the SBMT Shareholders (the “SBMT Shareholders Meeting”) (as amended or supplemented from time to time, the “Proxy Statement”) for the purpose of obtaining the SBMT Shareholder Approval.

4.                   Amendment to Section 5.17. The first sentence of Section 5.17 of the Original Agreement is hereby amended and restated as follows:

In connection with the preparation of the Proxy Statement, Sellers will use reasonable efforts to produce audited financial statements of MTMI for its last two fiscal years or such other periods as may be required by the Commission for inclusion in the Proxy Statement, audited by an independent public accounting firm registered with the PCAOB in accordance with the standards of the PCAOB no later than October 31, 2026.

5.                   No Other Amendments. Except as specifically modified and amended pursuant to Sections 2 through 4 above, the Original Agreement shall remain in full force and effect without revision thereto.

6.                   Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument. Signatures given by facsimile or portable document format (or similar format) shall be binding and effective to the same extent as original signatures.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

SELLERS:

MONTANA GOLDFIELDS INC.

By:___/s/ Patrick Imeson________________________

Name: Patrick Imeson

Title: Chief Executive Officer

MONTANA TUNNELS MINING INC.

By:____/s/ Tom Brodmerkel______________________

Name: Tom Brodmerkel

Title: President

BUYERS:

SILVER BOW MINING CORP.

By:__/s/ C. Travis Naugle________________________

Name: C. Travis Naugle

Title: Chief Executive Officer

SILVER BOW TUNNELS CORP.

By:___/s/ Douglas Stiles________________________

Name: Douglas Stiles

Title: President

Signature Page to First Amendment to Asset Purchase Agreement